UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
April 7, 2006

APO Health, Inc.
(Exact name of registrant as specified in its charter)

Nevada	00030074	86-0871787
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3590 Oceanside Road, Oceanside, New York 11575
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:
(800) 365-2839

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

(a)(1) and (a)(2)

On April 7, 2006, the Registrant entered into Debt Conversion Agreements with six individuals who have converted the aggregate accrued and outstanding consulting fees, totaling approximately $51,950, into shares of common stock of the Registrant at a conversion price of $0.004 per share.

As a result of the debt conversion and the issuance of certificates representing the shares of common stock issuable to the individuals by reason of the debt conversion, the Registrant’s obligations to the individuals have been satisfied in full and the consultants no longer have any claims or demands against the Registrant. Shares issued to one individual were registered on a Form S-8 registration statement filed with the Commission.

Item 3.02	Sale of Unregistered Securities

On April 7, 2006, the Registrant entered into Debt Conversion Agreements with five individuals who have converted the aggregate accrued and outstanding consulting fees, totaling approximately $31,450, into shares of common stock of the Registrant at a conversion price of $0.004 per share. The shares were issued by the Registrant pursuant to Section 4(2) of the Securities Act of 1933, as amended. No directed selling efforts were conducted in connection with the offer and sale of the securities.

The following is a “safe harbor” statement under the Private Securities Litigation Reform Act of 1995: Statements contained in this document that are not based on historical facts are “forward-looking statements”. Terms such as “anticipates”, “believes”, “estimates”, “expects”, “plans”, “predicts”, “may”, “should”, “will”, the negative thereof and similar expressions are intended to identify forward- looking statements. Such statements are by nature subject to uncertainties and risks, including but not limited to: APO’s reliance on certain major clients; unanticipated losses of or delays in implementation of client programs; higher than anticipated implementation costs associated with new client programs; the successful combination of revenue growth with operating expense reduction to result in improved profitability and cash flow; government regulation and tax policy; economic conditions; competition and pricing; dependence on APO’s labor force; reliance on technology; telephone and internet service dependence; and other operational, financial or legal risks or uncertainties detailed in APO’s SEC filings from time to time. Should one or more of these uncertainties or risks materialize, actual results may differ materially from those described in the forward-looking statements. APO does not intend to update any of those forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

10.1	Debt Conversion Agreement - restricted stock
10.2	Debt Conversion Agreement - S-8 stock

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

APO Health, Inc.

Date: April 7, 2006	By:	/s/ Dr. Jan Stahl
Dr. Jan Stahl
President and CEO

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INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Debt Conversion Agreement - restricted stock
10.2	Debt Conversion Agreement - S-8 stock

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